UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 13, 2025

Standard BioTools Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34180	77-0513190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tower Place, Suite 2000
South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 266-6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 13, 2025, Standard BioTools Inc. (the “Company”) issued a press release and updated its investor presentation, as described further below, which included information with respect to certain preliminary financial results of the Company for the three months and fiscal year ended December 31, 2024. The press release and investor presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference. The Company’s preliminary financial results are unaudited and based on current expectations and may be adjusted as a result of, among other things, completion of annual audit procedures. This financial information does not represent a comprehensive statement of the Company’s financial results for the three months or fiscal year ended December 31, 2024 and remains subject to the completion of financial closing procedures and internal reviews.

Item 7.01	Regulation FD Disclosure.

On January 13, 2025, the Company updated its investor presentation, which the Company expects to use in connection with general corporate presentations and will be made available on the Company’s website or distributed by the Company in hardcopy or electronic form. The investor presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference. The investor presentation is current as of January 13, 2025, and the Company disclaims any obligation to update the investor presentation after such date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Standard BioTools Inc., dated January 13, 2025.
99.2	Investor Presentation of Standard BioTools Inc., dated January 13, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2025	STANDARD BIOTOOLS INC.

	By:	/s/ Alex Kim
	Name:	Alex Kim
	Title:	Chief Financial Officer